UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2023

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

8.01       Other Events

As previously reported, on February 24, 2023, Adamis Pharmaceuticals Corporation, a Delaware corporation (“Adamis” or the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with DMK Pharmaceuticals Corporation (“DMK”), a New Jersey corporation, and Aardvark Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Adamis (“Merger Sub”). Under the terms of and subject to the satisfaction of the conditions described in the Merger Agreement, including approval of certain matters relating to the transaction by the Company’s stockholders and DMK’s stockholders, DMK will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly-owned subsidiary of Adamis.

In connection with the proposed Merger, Adamis filed a preliminary proxy statement (the “Preliminary Proxy Statement”) on March 31, 2023, with the Securities and Exchange Commission (the “SEC”), and a definitive proxy statement (the “Proxy Statement,” and together with the Preliminary Proxy Statement, the “Proxy Statements”) on April 13, 2023, relating to a special meeting of stockholders of Adamis (the “Special Meeting”) to be held virtually on May 15, 2023, at 10:00 a.m., Pacific Time, to act on certain proposals relating to the Merger and the Merger Agreement.

On April 11, 2023, a purported stockholder of Adamis filed a complaint against Adamis and each of its directors in the United States District Court for the Southern District of New York, captioned Lapin vs. Adamis Pharmaceuticals Corporation, Case No. 1:23-cv-03023 (the “Complaint”). The Complaint alleges that the defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, by causing a materially incomplete and misleading Preliminary Proxy Statement to be filed with the SEC. Specifically, the Complaint alleges that the Preliminary Proxy Statement contains materially incomplete and misleading information concerning the sales process, financial projections prepared by Adamis management, as well as the financial analysis conducted by Raymond James & Associates, Inc., Adamis’ financial advisor. The Complaint seeks, among other things, (i) injunctive relief preventing the consummation of the transactions contemplated by the Merger Agreement or the filing of a definitive proxy statement with the SEC or causing a definitive proxy statement to be disseminated to Adamis’ stockholders unless and until the material information described in the Complaint is included in the definitive proxy statement or otherwise disseminated to Adamis’ stockholders, and (ii) in the event that the Merger transaction is consummated without the alleged material omissions referenced in the Complaint being remedied, damages and costs and disbursements of the action including reasonable plaintiff’s attorneys’ and experts’ fees and expenses.

In addition, from the date of the Preliminary Proxy Statement until the date of this Current Report on Form 8-K, Adamis has received additional demand letters from counsel (the “Demand Letters”), each representing a purported stockholder of Adamis, asserting that the Preliminary Proxy Statement and/or Proxy Statement was deficient and demanding that the alleged deficiencies be rectified. The Demand Letters allege, among other matters, that the Proxy Statements contain materially incomplete and misleading information concerning the sales process, financial projections prepared by Adamis management, as well as the financial analysis conducted by Raymond James & Associates, Inc. In addition, each purported shareholder has reserved his or her rights, including the right to alter or amend the demands at any time, and/or seek monetary damages following the consummation of the Merger.

It is possible that additional, similar claims may be filed, or the Complaint may be amended, or that the Company will receive additional demand letters. If this occurs, except as may be required by law, the Company does not intend to announce the filing of each additional similar complaint or receipt of each additional demand letter.

The Company believes that the allegations in the Complaint and the Demand Letters are without merit and that the disclosures set forth in the Proxy Statement comply fully with applicable law. However, in order to moot the unmeritorious claims, avoid nuisance and possible expense and delay, and to provide additional information to our shareholders, Adamis has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or in the Proxy Statement. To the contrary, Adamis specifically denies all allegations that any additional disclosure was or is required.

These Supplemental Disclosures will not affect the Merger Consideration to be provided to DMK’s stockholders in connection with the Merger or the timing of the Company’s Special Meeting scheduled to be held online via live webcast on May 15, 2023, at 10:00 a.m., Pacific Time, at www.virtualshareholdermeeting.com/ADMP2023. The Adamis Board continues to recommend that you vote “FOR” the proposals described in the Company’s definitive Proxy Statement, including the issuance of Adamis shares to stockholders of DMK pursuant to the Merger Agreement, the proposed reverse stock split of Adamis’ outstanding common stock, and “FOR” the other proposals being considered at the Special Meeting.

Supplemental Disclosures to Proxy Statement

Adamis is supplementing the Proxy Statement with certain additional information set forth below. These disclosures should be read in connection with the Proxy Statement, which should be read in its entirety. All page references are to the pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. New text is underlined and bolded, and deleted text is stricken through. Page references below refer to the pages of the Proxy Statement, as filed with the SEC and available on the SEC’s website at www.sec.gov.

1.	The disclosure in the first paragraph on page 82 of the Proxy Statement and the accompanying table are hereby amended and restated as follows (with the new text in bold and underlined):

Selected Companies Analysis of DMK. Raymond James analyzed the equity values and enterprise values of the following nine publicly-traded biotechnology companies. Such selected companies (the “DMK Selected Companies”) included preclinical and early clinical stage biotechnology companies listed on NYSE or NASDAQ with a lead product candidate targeting central nervous system indications and no marketed product:

($ in millions, except per share data)

Company	Ticker	Share Price as of 2/23/23	Equity Value	Net Debt	Enterprise Value (1)
Wave Life Sciences Ltd.	WVE	$4.25	$414.8	$(295.7)	$119.1
Stoke Therapeutics, Inc.	STOK	8.82	347.8	(252.2)	95.6
ProMIS Neurosciences, Inc.	PMN	4.93	41.7	(10.4)	31.4
Acumen Pharmaceuticals, Inc.	ABOS	5.28	216.1	(200.2)	15.9
Virpax Pharmaceuticals, Inc.	VRPX	1.02	11.9	(20.6)	(8.6)
Vyant Bio, Inc.	VYNT	0.74	4.4	(13.8)	(9.4)
Eliem Therapeutics, Inc.	ELYM	3.60	95.6	(129.6)	(33.9)
Voyager Therapeutics, Inc.	VYGR	6.92	267.2	(316.6)	(49.4)
Passage Bio, Inc.	PASG	1.27	69.3	(213.8)	(144.5)

(1)	Enterprise value was calculated as equity value plus net debt.
(2)	The selected companies are pre-revenue; therefore, ratios comparing value to revenue are not applicable.

2.	The disclosure in the last full paragraph on page 82 of the Proxy Statement and the accompanying table are hereby amended and restated as follows (with the new text in bold and underlined):

Selected Companies Analysis of Adamis. Raymond James analyzed the equity values and enterprise values of the following 11 publicly-traded biotechnology companies. Such selected companies (the “Adamis Selected Companies”) included commercial stage specialty pharmaceutical companies listed on NYSE or NASDAQ with equity values less than $900 million, one or two marketed products and less than $100 million in revenue for the preceding 12 months:

($ in millions, except per share data)

Company	Ticker	Share Price as of 2/23/23	Equity Value	Net Debt	Enterprise Value (1)	Enterprise Value / LTM Revenue (2)
OptiNose, Inc.	OPTN	$1.75	$192.2	$20.4	$212.6	2.7	x
RVL Pharmaceuticals plc	RVLP	1.26	125.1	(3.9)	121.2	2.8	x
Zevra Therapeutics, Inc.	ZVRA	5.71	197.0	(94.6)	102.5	9.6	x
Sol-Gel Technologies Ltd.	SLGL	4.13	95.5	(40.6)	54.9	2.2	x
MediWound Ltd.	MDWD	11.81	108.7	(78.8)	29.9	1.5	x
Agile Therapeutics, Inc.	AGRX	0.25	11.7	(4.8)	6.8	0.8	x
Impel Pharmaceuticals Inc.	IMPL	1.64	38.9	(32.4)	6.6	0.8	x
Evoke Pharma, Inc.	EVOK	3.14	10.5	(7.4)	3.1	1.5	x
EyePoint Pharmaceuticals, Inc.	EYPT	3.50	119.3	(117.7)	1.6	0.0	x
AcelRx Pharmaceuticals, Inc.	ACRX	1.44	11.8	(19.7)	(7.9)	NM
PLx Pharma Inc.	PLXP	0.18	5.2	(25.8)	(20.6)	NM

(1)	Enterprise value was calculated as equity value plus net debt.
(2)	The ratios represent the enterprise value divided by the last twelve months of revenue.

3.	The disclosure in the second full paragraph on page 83 of the Proxy Statement and the accompanying table are hereby amended and restated as follows (with the new text in bold and underlined):

Selected Transaction Analysis - DMK. Raymond James analyzed publicly available information relating to selected acquisition transactions that were announced and consummated during the period from January 1, 2020 to February 23, 2023, for which the buyer acquired an ownership stake of greater than 50% for an implied equity value of greater than $1.0 million, total transaction value of greater than $5.0 million and in which the target was a clinical stage biotechnology company targeting a central nervous system indication, had no marketed product and was not headquartered in Asia (the “DMK Selected Transactions”). No target of a transaction used in this analysis is identical to DMK. For each transaction, Raymond James reviewed the total transaction value. Implied equity value was estimated excluding the value of any contingent value rights. The DMK Selected Transactions used in the analysis included:

($ in millions)

Announce Date	Target	Buyer	Implied Equity Value (excluding CVR)	Estimated Contingent Value Rights (CVR)
09/16/2022 (1)	Soin Therapeutics LLC	JanOne Inc.	$13.0	$17.0
07/18/2022 (2)	GeneTx Biotherapeutics LLC	Ultragenyx Pharmaceutical Inc.	91.2	190.0
03/01/2022 (3)	Syndesi Therapeutics SA	AbbVie Inc.	130.0	870.0
08/25/2021 (4)	Lucid Psycheceuticals Inc.	FSD Pharma Inc.	8.9	0.0
06/22/2021 (5)	Corlieve Therapeutics SAS	uniQure N.V.	54.9	241.8
03/22/2021 (6)	Satellos Bioscience Inc.	iCo Therapeutics Inc.	17.6	0.0
01/04/2021 (7)	Arvelle Therapeutics GmbH	Angelini Acraf S.p.A.	610.0	350.0
12/17/2020 (8)	Cadent Therapeutics, Inc.	Novartis AG	210.0	560.0
12/15/2020 (9)	Prevail Therapeutics Inc.	Eli Lilly and Company	880.0	160.0
12/10/2020 (10)	Purnovate, LLC	Adial Pharmaceuticals, Inc.	2.0	22.1

(1)	Transaction closed 01/10/2023.
(2)	Transaction closed 07/15/2022.
(3)	Transaction closed 03/01/2022.
(4)	Transaction closed 09/21/2021.
(5)	Transaction closed 07/30/2021.

(6)	Transaction closed 08/13/2021; iCo Therapeutics Inc. acquired Satellos Bioscience Inc. via a reverse merger transaction. Satellos Bisocience Inc. held approximately 58.8% of the shares following the merger, and the combined company operates under the name Satellos Bioscience Inc. (TSXV:MSCL).
(7)	Transaction closed 02/02/2022.
(8)	Transaction closed 01/25/2021.
(9)	Transaction closed 01/22/2021.
(10)	Transaction closed 01/26/2021.

4.	The disclosure in the first full paragraph on page 84 of the Proxy Statement and the accompanying table are hereby amended and restated as follows (with the new text in bold and underlined):

Selected Transaction Analysis - Adamis. Raymond James analyzed publicly available information relating to selected acquisition transactions that were announced and consummated during the period from January 1, 2020 to February 23, 2023, for which the buyer acquired an ownership stake of greater than 50% for an implied equity value between $5.0 million and $750.0 million and in which the target was a commercial stage specialty pharmaceuticals company with at least one marketed product but less than five marketed products and were not headquartered in Asia (the “Adamis Selected Transactions”). No target of a transaction used in this analysis is identical to Adamis. For each transaction, Raymond James reviewed the total transaction value. Implied equity value was calculated excluding estimated contingent value rights. Enterprise value was calculated as the aggregate value of the transaction implied equity value, estimated contingent value rights and net debt at the time of the transaction, while equity value excluded the estimated value of any contingent value rights. The Adamis Selected Transactions used in the analysis included:

($ in millions)

Announce Date	Target	Buyer	Implied Equity Value (excluding CVR)	Estimated Contingent Value Rights (CVR)
11/07/2022 (1)	Oyster Point Pharma, Inc.	Viatris Inc.	$320.5	$58.3
08/30/2022 (2)	Diurnal Group plc	Neurocrine Biosciences, Inc.	56.0	0.0
07/11/2022 (3)	La Jolla Pharmaceutical Company	Innoviva, Inc.	150.5	0.0
06/23/2022 (4)	Radius Health, Inc.	Gurnet Point Capital; Patient Square Capital	502.6	50.3
02/28/2022 (5)	Serenity Pharmaceuticals, LLC	Acerus Pharmaceuticals Corporation	31.4	10.0
02/14/2022 (6)	BioDelivery Sciences International, Inc.	Collegium Pharmaceutical, Inc.	575.5	0.0
10/11/2021 (7)	Flexion Therapeutics, Inc.	Pacira BioSciences, Inc.	448.5	402.6
10/11/2021 (8)	Adamas Pharmaceuticals, Inc.	Supernus Pharmaceuticals, Inc.	391.3	48.3
05/24/2021 (9)	Strongbridge Biopharma plc	Xeris Biopharma Holdings, Inc.	184.2	67.7
05/05/2021 (10)	Chiasma, Inc.	Amryt Pharma plc	260.3	0.0
12/10/2020 (11)	Neos Therapeutics, Inc.	Aytu BioPharma, Inc.	37.8	0.0

(1)	Transaction closed 01/03/2023.
(2)	Transaction closed 11/01/2022.
(3)	Transaction closed 08/19/2022.
(4)	Transaction closed 08/15/2022.
(5)	Transaction closed 03/07/2022.
(6)	Transaction closed 03/22/2022.
(7)	Transaction closed 11/19/2021.
(8)	Transaction closed 11/24/2021.
(9)	Transaction closed 10/06/2021.
(10)	Transaction closed 08/05/2021.
(11)	Transaction closed 03/22/2021.

5.	The disclosure in the fourth full paragraph on page 89 of the Proxy Statement and the accompanying table are hereby amended and restated as follows (with the new text in bold and underlined):

The following table presents a summary of the estimated DMK risk adjusted unlevered after tax free cash flows from the DMK Financial Projections used by Raymond James, and is included below to provide Adamis stockholders access to specific non-public information that was considered by Raymond James and the Adamis Board for purposes of evaluating the Merger.

DMK ($ in millions)
Risk Adjusted	2023	2024	2025	2026	2027	2028	2029	2030	2031
Net Revenue (1)	$—	$—	$—	$—	$—	$10.4	$48.3	$136.1	$289.9
Gross Profit (2)	—	—	—	—	—	8.5	39.6	112.1	240.1
R&D plus SG&A (3)	36.3	37.6	64.7	86.5	91.6	93.0	127.2	166.9	219.2
EBIT (4)	(36.3)	(37.6)	(64.7)	(86.5)	(91.6)	(84.4)	(87.6)	(54.8)	20.9
Unlevered Risk Adjusted Free Cash Flows (5)	(36.3)	(37.6)	(64.7)	(86.5)	(91.6)	(84.4)	(87.6)	(54.8)	20.9

Risk Adjusted	2032	2033	2034	2035	2036	2037	2038	2039	2040
Net Revenue (1)	$487.6	$689.1	$856.6	$999.6	$1,129.9	$1,248.1	$1,355.8	$1,454.0	$1,552.6
Gross Profit (2)	407.1	575.2	717.9	840.7	952.9	1,054.2	1,145.4	1,227.5	1,309.4
R&D plus SG&A (3)	223.7	249.5	214.3	250.1	282.7	312.2	339.1	363.7	388.3
EBIT (4)	183.3	325.6	503.5	590.6	670.2	741.9	806.3	863.8	921.1
Unlevered Risk Adjusted Free Cash Flows (5)	183.3	325.6	381.7	443.0	502.7	556.5	604.7	647.9	690.8
(1)	Combined gross revenue for the three products, less all discounts, rebates and chargebacks.
(2)	Net Revenue less the total cost of goods sold.
(3)	Combined cost of research & development, plus sales, general & administrative expenses, assuming adequate funding resources, no grant funding, and that all current primary DMK product candidates are developed.
(4)	Non-GAAP measure of earnings before deducting interest, taxes, depreciation and amortization expenses.
(5)	Non-GAAP measure of net income minus capital expenditures and increase in working capital, plus depreciation, deferred taxes and other non-cash items.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: May 5, 2023	By:	/s/ David C. Benedicto
	Name:	David C. Benedicto
	Title:	Chief Financial Officer